EXHIBIT 10.2

                              TEJAS GAS CORPORATION

                           EMPLOYEE STOCK OPTION PLAN

               (As Amended and Restated Effective January 1, 1997)

SECTION 1.  ESTABLISHMENT AND PURPOSE

        1.1 ESTABLISHMENT. Tejas Gas Corporation, a Delaware corporation (the "Company"), previously established a nonqualified stock option plan for executive officers of the Company and its subsidiaries, known as the Tejas Gas Corporation Executive Officers Stock Option Plan, which was amended and restated effective July 21, 1992 and renamed as the "Tejas Gas Corporation Employee Stock Option Plan," and was subsequently amended by Amendment dated December 9, 1995 (as so amended, the "Prior Plan") and by further amendment adopted on December 13-14,1996. Effective January 1, 1997, the Prior Plan was amended and restated in the form of the Plan as set forth herein (the "Plan"). The revisions made by this amendment and restatement of the Plan shall apply both to outstanding Options and to Options granted on or after January 1, 1997, except that the amendments to Section 13.3 below shall apply only to Options granted on or after January 1, 1997 unless the Optionees holding Options outstanding prior to that date expressly consent to the amendment of their outstanding Options to reflect such amendments.

        1.2 PURPOSE. The principal purpose of this Plan is to attract, retain and motivate executive officers and other employees of the Company and its subsidiaries and to encourage stock ownership by such employees by providing them with a means to acquire a proprietary interest or to increase their proprietary interest in the Company.

SECTION 2.  DEFINITIONS

        2.1 DEFINITIONS. Whenever used herein, the following terms shall have the respective meanings set forth below:

               (a)    "BOARD" means the Board of Directors of the Company.

               (b) "CODE" means the Internal Revenue Code of 1986, as amended.

               (c) "COMMITTEE" means the Stock Option Committee appointed by the Board.

               (d) "COMPANY" means Tejas Gas Corporation, a Delaware corporation.

               (e) "DATE OF EXERCISE" means the date the Company receives notice, by an Optionee, of the exercise of an Option pursuant to Section 7 of this Plan.

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               (f) "ELIGIBLE EMPLOYEE" means an officer or employee of the
        Company or a Subsidiary who, in the opinion of the Committee, has an opportunity to influence the long-term success of the Company or its Subsidiaries.

               (g) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

               (h) "FAIR MARKET VALUE" on a specified date shall mean, for all purposes OTHER THAN determining the exercise price of an Option, (i) if the Stock is listed on a national securities exchange, the closing selling price per share of the Stock on such national securities exchange on the date immediately preceding the date of exercise, as reported in THE WALL STREET JOURNAL or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or (ii) if the Stock is not so listed, the closing selling price (or, if not so reported, the mean between the closing bid and asked price) on the date immediately preceding the date of exercise, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, or, if not reported by the Nasdaq Stock Market, by the National Quotation Bureau, Inc. For the purpose of determining the exercise price of an Option, "Fair Market Value" shall mean such closing selling price per share of the Stock as described above, but determined as of the date of grant of the Option.

               (i) "OPTION" means the right to purchase Stock pursuant to this Plan at the Option Price for a specified period of time.

               (j) "OPTIONEE" means an Eligible Employee who has been granted an Option under this Plan.

               (k) "OPTION PRICE" means the price at which an Optionee may acquire shares of Stock pursuant to the terms of his Option.

               (l) "STOCK" means the common stock of the Company, par value $.25 per share.

               (m) "SUBSIDIARY" includes any subsidiary of the Company, and any wholly or partially owned partnerships, joint ventures, limited liability companies, corporations and other forms of investment by the Company.

        2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

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SECTION 3.  ELIGIBILITY AND PARTICIPATION

        3.1 ELIGIBILITY AND PARTICIPATION. The Committee shall determine, within the limits of the express provisions of the Plan, the Eligible Employees to whom, and the time or times at which, Options shall be granted under the Plan. In the event that the Committee designates an Eligible Employee of a Subsidiary of which less than 50% of the voting power of the capital stock entitled to vote generally in the election of directors is owned by the Company to receive an Option grant, management will advise the Committee of the tax consequences to the Company of any such grant.

SECTION 4.  STOCK SUBJECT TO THE PLAN

        4.1 NUMBER. Subject to Sections 4.2 and 4.3, the total number of shares of Stock that may be optioned under the Plan consists of shares subject to outstanding options under the Prior Plan at December 31, 1996, shares reserved under the Prior Plan at December 31, 1996 and not subject to outstanding options, and, subject to stockholder approval at the 1997 Annual Meeting, an additional 950,000 shares. These shares may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

        4.2 RESTORATION OF UNPURCHASED STOCK AND STOCK WITHHELD FOR TAX WITHHOLDING. If an Option expires, is cancelled or terminates for any reason during the term of this Plan and prior to the exercise thereof in full, the shares of Stock subject to such Option shall again be available for the grant of Options thereafter. Any shares of Stock withheld to satisfy tax withholding requirements under Section 14.1 shall again be available for the grant of Options thereafter.

        4.3 ADJUSTMENT IN SHARES. Subject to the provisions of Section 13 hereof, in the event of any subdivision or consolidation of outstanding shares of Stock or declaration of a dividend payable in shares of Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Stock, then (i) the number of shares of Stock reserved under this Plan, (ii) the number of shares of Stock issuable pursuant to each Option under this Plan granted before such transaction, and (iii) the per share Option Price of previously awarded Options under this Plan shall be proportionately adjusted to reflect such transaction. Such adjustment to the number of shares of Stock shall reflect the proportional adjustment to the number of shares of Stock (or such other capital stock as may be issued in a reclassification) that a stockholder who owned an equivalent number of shares immediately before the happening of any of the events described in the preceding sentence would have owned or been entitled to receive after the happening of any of such events, and the adjustment to the Option Price of a previously awarded Option shall be determined by dividing the number of shares of Stock (or other capital stock) subject to the Option after the adjustment by the aggregate Option Price for all shares that were subject to the Option immediately prior to the transaction. Except as otherwise provided in Section
13.1 or 13.2, in the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Stock or any distribution to holders of Stock of securities or property (other than cash dividends or

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dividends payable in Stock), the Committee shall make such adjustments as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the Optionees and preserve, without exceeding, the value of the Options under this Plan. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume Options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new Options for previously issued Options or an assumption of previously issued Options.

SECTION 5.  DURATION OF PLAN

        5.1 DURATION OF THE PLAN. The Plan shall remain in effect until all Stock subject to it shall have been purchased pursuant to the exercise of Options.

SECTION 6.  OPTIONS

        6.1 GRANT OF OPTIONS. Subject to the provisions of Section 4.1, Options may be granted to Eligible Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Optionee, the number of shares of Stock subject to such Options, and the Option Price to be paid by the Optionee with respect to such shares; PROVIDED, HOWEVER, that (a) no Optionee may be granted, during any calendar year, Options for more than 200,000 shares of Stock, subject to adjustment in like manner as adjustments to the number of shares of Stock provided in Section 4.3 hereof, and (b) no Option shall have an Option Price that is less than the Fair Market Value of the Stock on the date of grant. In making such determinations, the Committee may take into account the nature of services rendered by such individuals, their present and potential contributions to the Company and such other factors as the Committee in its sole discretion shall deem relevant.

        6.2 OPTION AGREEMENT. As determined by the Committee on the date of grant, each Option shall be evidenced by a Stock Option agreement ("Option Agreement") that shall, among other things, specify the Option Price, the duration of the Option, and the number of shares of Stock to which the Option pertains. Each Option granted under the Plan on or after January 1, 1997 shall expire as of the date prescribed in the Option Agreement (which date shall be no later than ten years after the date of the Option grant), subject to earlier expiration under the provisions of Section 8. Each Option granted under the Plan prior to January 1, 1997 shall expire as of the date prescribed in the Option Agreement (which date shall be no later than seven years after the date of the Option grant), subject to earlier expiration under the provisions of Section 8.

        6.3 EXERCISE. Except as otherwise provided herein, an Option, after the grant thereof, shall be exercisable by the Optionee at such rate and times as may be fixed by the Committee at the time the Option is granted; PROVIDED, HOWEVER, that an Optionee may exercise any Option in full,

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whether or not it is then exercisable, upon the occurrence of such circumstance or event which, in the sole discretion of the Committee, merits special consideration.

        6.4 PAYMENT. The Option Price upon exercise of any Option shall be payable to the Company in full either (i) in cash or its equivalent, (ii) by tendering shares of previously acquired Stock having a Fair Market Value on the date of exercise equal to the total Option Price, (iii) upon approval by the Committee, by surrendering all or part of that or any other Option, valued at Fair Market Value on the date of exercise, or (iv) by any combination thereof. The proceeds from such payment shall be added to the general funds of the Company and shall be used for its corporate purposes.

        6.5 CANCELLATION OF PREVIOUSLY GRANTED OPTIONS. In the event the Fair Market Value of the Stock is ever less than the Option Price of any outstanding Option, the Committee has the authority to cancel such Option and issue in its place a new substitute Option for the same number of shares at a new Option Price and subject to the terms of the Plan. The granting of a substitute Option shall be deemed a new Option.

SECTION 7. WRITTEN NOTICE, ISSUANCE OF STOCK CERTIFICATES, STOCKHOLDER
           PRIVILEGES, PARTIAL EXERCISE, AND REGISTRATION.

        7.1 WRITTEN NOTICE. An Optionee wishing to exercise an Option shall give written notice to the Company, in the form and manner prescribed by the Committee, indicating the number of shares with respect to which such Option is to be exercised. Full payment for the shares exercised pursuant to an Option must accompany the written notice.

        7.2 ISSUANCE OF STOCK CERTIFICATES. As soon as practicable after the receipt of written notice and payment, the Company shall, without Stock issue or transfer taxes to the Optionee or to any other person entitled to exercise an Option pursuant to the Plan, deliver to the Optionee or such other person a certificate or certificates for the requisite number of shares of Stock.

        7.3 PRIVILEGES OF A STOCKHOLDER. An Optionee or any other person entitled to exercise an Option under this Plan shall have no rights as a stockholder with respect to any Stock covered by the Option until the date of issuance of a certificate for such Stock.

        7.4 PARTIAL EXERCISE. An Option may be exercised as to any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan as to the remaining shares subject to the Option.

        7.5 REGISTRATION. The Company shall endeavor, but shall not be obligated, to register the Stock to be issued upon exercise of all Options under the Securities Act of 1933, as amended, as well as any applicable state statutes. In the event that Stock to be issued upon exercise of an

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Option is not so registered, the Company may, as a condition precedent to the exercise of such Option, require from the Optionee or any transferee under
Section 9.2 (or, in the event of the death of the Optionee or such transferee, his legal heirs, legatees or distributees) such written representations and agreements as, in the opinion of counsel for the Company, may be necessary to ensure that such exercise and subsequent disposition will not involve a violation of the Securities Act of 1933, as amended, or any other applicable federal or state statute as then in effect.

SECTION 8.  TERMINATION OF SERVICE

        8.1 DEATH. If an Optionee's service to the Company and its Subsidiaries terminates by reason of death, the Option shall be exercisable only to the extent exercisable as of the date of such Optionee's death, unless the Committee (either prior to or after such Optionee's death) provides that such Option will become immediately exercisable in full. Such Option shall expire twelve (12) months after the date of such Optionee's death, or on its stated expiration date, whichever period is shorter. The Committee may extend the exercise period beyond twelve (12) months as it deems appropriate (either prior to or after such Optionee's death), but in no event shall the exercise period exceed the expiration date of the Option. Options which were not exercisable as of the date of such termination of service shall be forfeited and no longer subject to any right to exercise, unless otherwise provided by the Committee.

        8.2 DISABILITY. If an Optionee's service to the Company and its Subsidiaries terminates by reason of disability (as defined under the federal Social Security Act of 1935, as amended), the Option shall be exercisable only to the extent exercisable as of the date of such termination of service and shall expire three (3) months after the date of such termination, or on its stated expiration date, whichever period is shorter. Options which were not exercisable as of the date of such termination of service shall be forfeited and no longer subject to any right to exercise.

        8.3 RETIREMENT OR INVOLUNTARY TERMINATION. In the event the service of an Optionee is terminated by reason of normal or early retirement (as defined under the Company's tax-qualified retirement plan or, where pertinent, any Subsidiary's retirement plan) or the Employer (whether the Company or a Subsidiary) shall terminate the Optionee's employment for any reason other than for "Cause," as defined below ("Involuntary Termination Not For Cause"), the Option shall be exercisable only to the extent exercisable as of the date of such retirement or termination and shall expire on the date thirty (30) calendar days after the date of such retirement or termination, or on its stated expiration date, whichever shall first occur. Except as otherwise provided herein, Options which were not exercisable as of the date of such termination of service shall be forfeited and no longer subject to any right to exercise. "Cause" shall mean any of the following: (a) conviction of the Optionee by a court of competent jurisdiction of any felony; (b) the Optionee's knowing failure or refusal to follow reasonable instructions of the Board or reasonable policies, standards and regulations of the Company or its Subsidiaries, unless the Optionee reasonably believed in good faith that such failure or refusal was in the best interests of the Company; (c) the Optionee's continued failure or refusal to faithfully and diligently perform the usual, customary duties of his

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employment with the Company or Subsidiary; (d) the Optionee's continually conducting himself in an unprofessional, unethical, immoral or fraudulent manner; or (e) the Optionee's conduct discredits the Company or Subsidiary or is detrimental to the reputation, character and standing of the Company or Subsidiary; provided that, if "cause" is defined in any employment agreement between the Optionee and the Company or Subsidiary in effect at the time of the Optionee's termination of employment, "cause" shall have the meaning given such term in such employment agreement and the foregoing clauses (a) through (e) shall not apply. "Cause" shall not be deemed to occur by reason of conduct described in clause (b), (c), (d) or (e) of the preceding sentence unless such conduct continues for 30 days after the Company has provided written notice to the Optionee of the conduct that constitutes "Cause."

        8.4 OTHER TERMINATION. If an Optionee's service shall terminate for any reason other than death, disability, retirement or Involuntary Termination Not For Cause, any Options which are unexercised as of the date of such termination shall be forfeited and no longer subject to any right to exercise.

SECTION 9.  RIGHTS OF OPTIONEES

        9.1 EMPLOYMENT. Nothing in this Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Optionee's service at any time, nor confer upon any Eligible Employee any right to continue in the employ of the Company or any Subsidiary.

        9.2 TRANSFERABILITY. Except as otherwise provided herein, no Option granted under this Plan shall be assignable or otherwise transferable by the Optionee (or his or her authorized legal representative) during the Optionee's lifetime and, after the death of the Optionee, other than by will or the laws of descent and distribution; and any attempted assignment or transfer in violation of this Section 9.2 shall be null and void. Upon the Optionee's death, the personal representative or other person entitled to succeed to the rights of the Optionee (the "Successor Optionee") may exercise such rights. A Successor Optionee must furnish proof satisfactory to the Company of his or her right to exercise the Option under the Optionee's will or under the applicable laws of descent and distribution.

            Subject to approval by the Committee in its sole discretion, all or a portion of the Options granted to an Optionee under the Plan may be transferable by the Optionee to, to the extent and only to the extent specified in such approval, (i) the children or grandchildren of the Optionee
("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members ("Immediate Family Member Trusts"), or (iii) a partnership or partnerships in which such Immediate Family Members have at least 99% of the equity, profit and loss interests ("Immediate Family Member Partnerships"); provided that the Option Agreement pursuant to which such Options are granted (or an amendment thereto) must expressly provide for transferability in a manner consistent with this Section. Subsequent transfers of transferred Options shall be prohibited except by will or the laws of descent and distribution, unless such transfers are made to

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the original Optionee or a person to whom the original Optionee could have made a transfer in the manner described herein. No transfer shall be effective unless and until written notice of such transfer is provided to the Company, in the form and manner prescribed by the Company. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and, except as otherwise provided herein, the term "Optionee" shall be deemed to refer to the transferee. The events of termination of service in Section 8 shall continue to be applied with respect to the original Optionee, following which the Options shall be exercisable by the transferee only to the extent and for the periods specified in Section 8.

SECTION 10.  LEAVE OF ABSENCE

        10.1 LEAVE OF ABSENCE. For Plan purposes a leave of absence, duly authorized by the Company or any Subsidiary, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Committee.

SECTION 11.  ADMINISTRATION

        11.1 ADMINISTRATION. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. The determinations of the Committee, interpretations, or other actions made or taken pursuant to the provisions of the Plan shall be final and shall be binding and conclusive for all purposes and upon all persons.


SECTION 12.  AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN

        12.1 AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN. The Board may at any time terminate, and from time to time may amend or modify the Plan; PROVIDED, HOWEVER, that no amendment, modification, or termination of the Plan shall in any manner adversely affect any Option granted under the Plan prior to such amendment, modification or termination without the consent of the Optionee.

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SECTION 13.  MERGER, CONSOLIDATION OR CHANGE IN CONTROL

        13.1 COMPANY SURVIVING CORPORATION. Subject to any required action by the stockholders of the Company, if the Company shall be the surviving corporation in any merger, consolidation or reorganization in which holders of shares of Stock receive other securities in exchange for their Stock, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled.

        13.2 COMPANY NOT SURVIVING CORPORATION. If the Company is merged, consolidated with, or otherwise reorganized with or into another corporation and the Company is not the surviving corporation, then (i) the Board of Directors of the Company or the Board of Directors of any corporation assuming the obligations of the Company under the Plan shall, as to the unexercised portion of any Option, make appropriate provision for the protection of such Option by the substitution on an equitable basis of appropriate securities of the Company, or of the merged, consolidated or otherwise reorganized corporation, which will be issuable in respect of the unexercised portion of the Option, or (ii) immediately prior to such merger, consolidation or other reorganization the unexercised portion of the Option, whether or not exercisable, shall immediately be exercisable.

        13.3 CHANGE IN CONTROL. If any person, firm or corporation (other than Frederic C. Hamilton, Charles C. Gates or Jay Precourt or any affiliate (either directly or through one or more intermediaries) of any of them) shall become the record or beneficial owner of securities of the Company entitling the owner thereof to vote more than 50% of all of the votes which may be cast with respect to matters submitted to a vote of the holders of the Stock, or if all or substantially all of the assets of the Company are acquired by any person, or if the Company adopts a plan of liquidation, then all outstanding Options shall become immediately vested and exercisable, whether or not vested and exercisable prior thereto.

SECTION 14.  TAX WITHHOLDING

        14.1 TAX WITHHOLDING. If the Company or a Subsidiary shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the payment of cash or the issuance of Stock pursuant to the exercise of an Option, the Company or such Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Optionee or from any shares which would otherwise be delivered to the Optionee upon exercise (which shares shall be valued at Fair Market Value as of the date of payment of the Option Price by the Optionee). In any event, the Optionee shall make available to the Company or such Subsidiary, promptly when requested by the Company or such Subsidiary, sufficient funds to meet the requirements of such withholding, and the Company or such Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or such Subsidiary out of any funds or property due or to become due to the Optionee.

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SECTION 15.  INDEMNIFICATION

        15.1 INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of a judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Company's certificate of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

SECTION 16.  REQUIREMENTS OF LAW

        16.1 REQUIREMENTS OF LAW. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        16.2 GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

SECTION 17.  EFFECTIVE DATE

        17.1 EFFECTIVE DATE. The Plan was originally adopted effective September 1, 1988 and was approved by a subsidiary of Hamilton Oil Corporation as the sole stockholder of the Company. The Prior Plan was approved at the 1993 annual meeting of the stockholders and was amended by the Board in 1995. The Plan, as amended and restated effective January 1, 1997, shall be effective upon stockholder approval of the amended and restated Plan at the 1997 annual meeting of the stockholders. If the amended and restated Plan is not approved at the 1997 annual meeting of the stockholders, then any Options granted hereunder shall be subject to the terms and conditions of the Prior Plan.

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                                                   TEJAS GAS CORPORATION

As approved by the
Board of Directors
of the Company on


Secretary

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